UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2011

Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders.

Jensen Investment Management®

Jensen Value Fund
Class J Shares – JNVSX
Class I Shares – JNVIX

Semi-Annual Report, November 30, 2010

Uncompromising Quality.

Jensen Value Fund

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS,

The Jensen Value Fund – Class J Shares – returned 5.66% during the six months ended November 30, 2010, compared to return of 6.49% for the Russell 3000 Value Index. Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective

During the first three months of this six-month period, U.S. equity markets reflected a great deal of uncertainty in the global economic environment. Continued Eurozone sovereign debt concerns, vacillating economic indicators, inflationary fears, and changing regulatory environments in many industries contributed to a growing list of unknowns. Consistent with this ambiguous state, most U.S. equity markets wavered during these three months. In contrast, in the latter three months of the six-month period economic indicators began to improve as consumers prepared for the holiday season. Fears of a second “double-dip” recession waned and markets rebounded.

In keeping with the Fund’s principal investment strategies, stock selection was determined by a quantitative investment process which utilizes a multi-factor model based on business fundamentals. As of November 30, 2010, there were 52 companies held in the Jensen Value Fund. During the six months ended November 30, 2010, the Fund’s performance relative to the benchmark was aided by an underweighting of Financial companies. Specific company exposure within the Financials, Consumer Staples, and Health Care sectors also helped buoy performance. The fund’s underweighting in the Energy sector, relative to the benchmark, detracted from the portfolio’s performance as did the performance of specific companies within the Consumer Discretionary sector.

The top contributor to fund performance was Moody’s Corporation, a leading provider of credit ratings, economic research and financial analytics tools. The stock’s strong performance was due to the company’s robust year-over-year revenue growth and better-than-expected earnings results for the third quarter of 2010. Moody’s was selected for the Jensen Value Fund due to its compelling valuation at the time of purchase.

The top performance detractor was ITT Educational Services, a provider of postsecondary degree programs in the U.S., including master, bachelor, and associates degrees. While the company reported a strong rebound in Earnings per Share for the third quarter of 2010, share prices slid over the six month period in response to fears over government regulation in the for-profit education sector. ITT was selected for the Jensen Value Fund due to its above-average valuation at acquisition time, along with its history of consistent business performance.

Behind The Jensen Value Fund’s Creation

The Jensen Value discipline was created to capture a subset of Jensen’s universe of high-quality companies typically not included in the Jensen Quality Growth strategy. The Value strategy was created when Jensen undertook a 2006 study to better understand our universe of qualifying companies, how each stock had historically performed over long periods, and how we might improve the firm’s existing investment process. In addition to instituting enhancements for managing our flagship Quality Growth strategy, we found that an investment strategy could be created whose goal was to capture the benefits of quality companies with more traditional “value” characteristics.

After additional research and preparation, two accounts were funded in late 2007 to be managed using this new value-oriented strategy. After another two-plus years, and some process refinements, a mutual fund version of the strategy -- the Jensen Value Fund -- was launched March 31, 2010.

The creation of a new investment strategy and investment vehicle is not one we take lightly. Throughout our history, we have always considered how we may better serve investors, keeping in mind the premise under which Val Jensen founded our firm: The world doesn’t need another investment advisor… unless it can offer something different.

We believe that the Jensen Value strategy offers a distinctive value exposure. As the advisor to both The Jensen Portfolio, a registered open-end mutual fund, and Jensen Value Fund, we select companies from the same universe of high Return on Equity companies. The traditional definitions of “growth” and “value” investing deliver divergent groups of stocks, judged by such measures as price-to-earnings, price-to-book value and earnings growth. The emphasis on seeking quality companies with the most persistent business performance for The Jensen Portfolio leads us to mostly large capitalization companies. The primary emphasis on stock valuation for the Jensen Value Fund is expected to result in a mix of small, medium and large capitalization companies with the greatest concentration in mid-caps. In addition, we expect the Value strategy’s sensitivity to valuation to result in significant portfolio turnover. Nonetheless, the companies in our investment universe must continue to meet a minimum 15% Return on Equity per year, as defined by Jensen Investment Management, which we believe is a fundamental requirement for profitable business operations.

1

Jensen Value Fund

At Jensen we have always believed in “eating our own cooking”, as evidenced by the firm’s Principals having a significant portion of their personal liquid net worth invested alongside fellow shareholders in both of the Jensen Funds. We believe the Jensen Value Fund offers important diversification benefits, and that our research into this strategy and years of analyzing our universe of quality, high Return on Equity companies, may help us avoid the ranks of uninspired offerings. We invite you to find additional information about the Jensen Value Fund at www.jenseninvestment.com.

We appreciate your confidence in Jensen. We remain committed to our investment responsibilities.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2010 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in the Index. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Earnings Per Share (EPS) is the net income of a company divided by the total number of shares it has outstanding.

Earnings Per Share Growth (EPS Growth) is the year-over-year percent change in a company’s earnings per share.

Price/Book (P/B) Ratio is calculated by dividing the current price of the stock by the company’s book value per share.

Price/Earnings (P/E) Ratio is a measure that compares the price of a stock to the earnings of the underlying company. The trailing P/E ratio is calculated by dividing current price of the stock by the company’s past year earnings per share. The leading (forward) P/E ratio is calculated by dividing current price of the stock by the company’s predicted future year earnings per share, as determined by market consensus.

Must be preceded or accompanied by a prospectus for the Jensen Value Fund.

To obtain a prospectus for The Jensen Portfolio, call 1.800.992.4144 or visit www.jenseninvestment.com. The fund’s investment objectives, risks, fees and expenses, must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing.

Quasar Distributors, LLC, Distributor.

2

Jensen Value Fund

Total Returns – FOR PERIODS ENDED NOVEMBER 30, 2010 (Unaudited)

	SIX MONTHS	SINCE INCEPTION MARCH 31, 2010
Jensen Value Fund - Class J	5.66%	(1.31)%
Russell 3000 Value Index	6.49%	0.60%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

3

Jensen Value Fund

Total Returns – FOR PERIODS ENDED NOVEMBER 30, 2010 (Unaudited)

	SIX MONTHS	SINCE INCEPTION MARCH 31, 2010
Jensen Value Fund - Class I	5.71%	(1.16)%
Russell 3000 Value Index	6.49%	0.60%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4

Jensen Value Fund

5

Jensen Value Fund

Statement of Assets & Liabilities

November 30, 2010 (UNAUDITED)

Assets:

Investments, at value (cost $8,033,366)	$8,080,905
Income receivable	19,610
Receivable for capital stock issued	590
Receivable from Investment Adviser	5,417
Other assets	22,943
Total Assets	8,129,465

Liabilities:
Payable for distribution fees	4,035
Payable to affiliates	2,901
Accrued expenses and other liabilities	11,488
Total Liabilities	18,424
NET ASSETS	$8,111,041

NET ASSETS CONSIST OF:
Capital stock	8,217,817
Unrealized appreciation on investments	47,539
Accumulated undistributed net investment income	16,707
Accumulated undistributed net realized loss	(171,022)
Total Net Assets	$8,111,041

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$6,205,672
Shares of beneficial interest outstanding	631,078
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$9.83

Class I Shares:
Net assets	$1,905,369
Shares of beneficial interest outstanding	193,590
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$9.84

6	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Value Fund

Schedule of Investments
November 30, 2010 (UNAUDITED)
(shown as a percentage of total net assets)

SHARES		VALUE
	Common Stocks - 97.35%

	Aerospace & Defense - 9.83%
2,690	Alliant Techsystems, Inc. (a)	$198,818
3,080	General Dynamics Corp.	203,557
4,150	ITT Corp.	190,900
2,710	United Technologies Corp.	203,982
		797,257
	Capital Markets - 6.88%
8,620	Federated Investors, Inc.	204,380
5,750	SEI Investments Co.	129,835
7,260	Waddell & Reed Financial, Inc.	223,608
		557,823
	Commercial Banks - 2.34%
3,890	Westamerica Bancorporation	190,143

	Computers & Peripherals - 4.24%
14,020	Dell, Inc. (a)	185,344
4,380	Lexmark International, Inc. (a)	158,731
		344,075
	Containers & Packaging - 1.64%
2,020	Ball Corp.	133,078

	Diversified Consumer Services - 4.88%
5,510	Apollo Group, Inc. (a)	187,340
3,570	ITT Educational Services, Inc. (a)	208,809
		396,149
	Diversified Financial Services - 2.46%
7,440	Moody's Corp.	199,615

	Electric Utilities - 2.18%
4,490	Exelon Corp.	176,771

	Food & Staples Retailing - 10.20%
9,320	Kroger Co.	219,485
6,900	Sysco Corp.	200,238
5,910	Walgreen Co.	205,964
3,720	Wal-Mart Stores, Inc.	201,215
		826,902
	Gas Utilities - 1.17%
3,210	UGI Corp.	95,241

	Health Care Equipment &
	Supplies - 5.80%
750	Baxter International, Inc.	36,413
500	Becton Dickinson & Co.	38,965
2,400	CR Bard, Inc.	203,640
5,710	Medtronic, Inc.	191,456
		470,474
	Health Care Providers &
	Services - 7.85%
6,280	Cardinal Health, Inc.	223,443
5,720	Cigna Corp.	210,553
5,560	UnitedHealth Group, Inc.	203,051
		637,047
	Household Durables - 2.23%
6,240	Garmin Ltd. (b)	180,710

	Household Products - 4.58%
2,980	Clorox Co.	184,194
3,020	Kimberly-Clark Corp.	186,908
		371,102
	Insurance - 2.55%
7,360	Arthur J Gallagher & Co.	206,669

	IT Services - 3.88%
1,940	Accenture PLC (b)	84,041
990	Global Payments, Inc.	41,144
12,550	Total System Services, Inc.	189,380
		314,565
	Media - 1.37%
1,050	McGraw-Hill Cos, Inc.	36,215
890	Omnicom Group, Inc.	40,441
1,060	Valassis Communications, Inc. (a)	34,503
		111,159
	Oil, Gas & Consumable Fuels - 2.62%
3,060	Exxon Mobil Corp.	212,854

	Personal Products - 0.48%
1,240	Nu Skin Enterprises, Inc.	39,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	7

Jensen Value Fund

SHARES		VALUE
	Pharmaceuticals - 9.91%
1,410	Bristol Myers Squibb Co.	35,588
5,720	Eli Lilly & Co.	192,535
6,080	Forest Laboratories, Inc. (a)	193,891
3,180	Johnson & Johnson	195,730
11,400	Pfizer, Inc.	185,706
		803,450
	Professional Services - 0.47%
510	Dun & Bradstreet Corp.	38,423

	Software - 2.49%
8,000	Microsoft Corp.	201,680

	Specialty Retail - 6.15%
8,020	Aeropostale, Inc. (a)	216,781
890	Best Buy, Inc.	38,021
8,830	RadioShack Corp.	162,914
660	Ross Stores, Inc.	42,821
830	TJX Cos, Inc.	37,856
		498,393
	Tobacco - 1.15%
3,890	Altria Group, Inc.	93,360

	Total Common Stocks
	(Cost $7,848,597)	7,896,136

PRINCIPAL
AMOUNT
	Short-Term Investments - 2.28%

	Money Market Fund - 2.28%
$184,769	Fidelity Institutional Government
	Portfolio - Class I, 0.045% (c)	184,769
	Total Short-Term Investments
	(Cost $184,769)	184,769

	Total Investments
	(Cost $8,033,366) - 99.63%	8,080,905

	Other Assets in Excess of
	Liabilities - 0.37%	30,136
	TOTAL NET ASSETS - 100.00%	$8,111,041

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	Variable rate security; the rate shown represents the rate at November 30, 2010.

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Value Fund

Statement of Operations

For the Six Months Ended November 30, 2010 (UNAUDITED)

Investment Income:

Dividend income	$73,582
Interest income	50
73,632
Expenses:

Investment advisory fees	23,300
Federal and state registration fees	20,094
Custody fees	12,233
Audit and tax fees	8,148
12b-1 fees - Class J	5,843
Legal fees	4,680
Fund accounting fees	4,380
Transfer agent expenses	4,026
Administration fees	3,945
Chief Compliance Officer fees and expenses	3,843
Reports to shareholders	3,306
Transfer agent fees	3,117
Trustees' fees and expenses	1,923
Shareholder servicing fees - Class I	769
Other	2,139
Total expenses	101,746
Less waivers and reimbursement
by Advisor (Note 4)	(63,943)
Net expenses	37,803

NET INVESTMENT INCOME	35,829

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investment
transactions	(34,883)
Change in unrealized appreciation on
investments	296,002

Net gain on investments	261,119

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$296,948

Statements of Changes in
Net Assets

	SIX MONTHS
	ENDED NOV. 30, ‘10	PERIOD ENDED
	(UNAUDITED)	MAY 31, ‘10(1)
Operations:
Net investment income	$35,829	$4,310
Net realized loss on
investment transactions	(34,883)	(136,139)
Change in unrealized
appreciation (depreciation)
on investments	296,002	(248,463)
Net increase (decrease) in net
assets resulting from
operations	296,948	(380,292)

Capital Share Transactions:
Shares sold - Class J	2,566,347	4,193,433
Shares sold - Class I	532,756	1,392,821
Shares issued to holders in
reinvestment of
dividends - Class J	16,874	—
Shares issued to holders in
reinvestment of
dividends - Class I	6,557	—
Shares redeemed - Class J	(411,991)	(68,924)
Shares redeemed - Class I	(10,056)	—
Net increase	2,700,487	5,517,330

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income -
J Shares	(16,875)	—
Net investment income -
I Shares	(6,557)	—
Total dividends and
distributions	(23,432)	—

INCREASE IN NET ASSETS	2,974,003	5,137,038

NET ASSETS:
Beginning of period	5,137,038	—
End of period	$8,111,041	$5,137,038
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$16,707	$4,310

(1) The Fund commenced operations on March 31, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

Jensen Value Fund

Financial Highlights

Class J

	SIX MONTHS
	ENDED
	NOV. 30, ‘10	PERIOD ENDED
	(UNAUDITED)	MAY 31, ‘10(1)
Per Share Data:
Net asset value, beginning of period	$9.34	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.01
Net realized and unrealized gains (losses) on investments	0.47	(0.67)
Total from investment operations	0.52	(0.66)

Less distributions:
Dividends from net investment income	(0.03)	0.00
Total distributions	$(0.03)	$0.00
Net asset value, end of period	$9.83	$9.34

Total return(3)	5.66%	(6.60)%

Supplemental data and ratios:
Net assets, end of period (000's)	$6,206	$3,832

Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	3.31%	9.16%
After waivers, reimbursements and recoupments of expenses(4)	1.25%	1.25%

Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	(0.95)%	(7.16)%
After waivers, reimbursements and recoupments of expenses(4)	1.11%	0.75%

Portfolio turnover rate(3)	85.03%	97.77%

(1)	The Fund commenced operations on March 31, 2010.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized.

(4)	Annualized.

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Value Fund

Financial Highlights

Class I

	SIX MONTHS
	ENDED
	NOV. 30, ‘10	PERIOD ENDED
	(UNAUDITED)	MAY 31, ‘10(1)
Per Share Data:
Net asset value, beginning of period	$9.35	$10.00

Income from investment operations:
Net investment income(2)	0.06	0.01
Net realized and unrealized gains (losses) on investments	0.47	(0.66)
Total from investment operations	0.53	(0.65)

Less distributions:
Dividends from net investment income	(0.04)	0.00
Total distributions	$(0.04)	$0.00
Net asset value, end of period	$9.84	$9.35

Total return(3)	5.71%	(6.50)%

Supplemental data and ratios:
Net assets, end of period (000's)	$1,905	$1,305

Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	3.18%	10.99%
After waivers, reimbursements and recoupments of expenses(4)	1.10%	1.10%

Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	(0.78)%	(9.07)%
After waivers, reimbursements and recoupments of expenses(4)	1.30%	0.82%

Portfolio turnover rate(3)	85.03%	97.77%

(1)	The Fund commenced operations on March 31, 2010.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized.

(4)	Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

Jensen Value Fund

Notes to the Financial Statements

November 30, 2010 (UNAUDITED)

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Jensen Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J shares and Class I shares. Class J shares are subject to a 0.25% distribution fee and Class I shares are subject to a 0.10% shareholder servicing fee. Each class of shares has identical rights and privileges except with respect to the distribution and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1	-	Quoted prices in active markets for identical securities.

• Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$7,896,136	$—	$—	$7,896,136
Total Equity	7,896,136	—	—	7,896,136
Short-Term
Investments	184,769	—	—	184,769
Total Investments
in Securities	$8,080,905	$—	$—	$8,080,905

12

Jensen Value Fund

GAAP requires enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has determined that this requirement has no impact on the Fund’s financial statements, as the Fund did not hold financial derivative instruments during the period presented.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period ended May 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the tax period since the commencement of operations.

(c) Distributions to Shareholders – The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution and shareholder servicing fees, are recorded to the specific class.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters

The Fund did not pay any distributions during the fiscal period.

The components of accumulated earnings (losses) on a tax basis as of May 31, 2010 were as follows:

Cost basis of investments for
federal income tax purposes	$5,306,849
Gross tax unrealized appreciation	46,012
Gross tax unrealized depreciation	(299,096)
Net tax unrealized depreciation	$(253,084)
Undistributed ordinary income	4,310
Undistributed long-term capital gain	—
Total distributable earnings	$4,310
Other accumulated losses	$(131,518)
Total accumulated losses	$(380,292)

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2010, the Fund deferred, on a tax basis, post- October losses of $131,518.

On June 24, 2010 and June 25, 2010, the Fund declared and paid, respectively, a distribution from ordinary income of $5,610 and $2,138 for Class J and Class I, respectively.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended May 31, 2010, no such reclassifications were required.

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s

13

Jensen Value Fund

average daily net assets, for Class J and Class I shares, respectively. For the six months ended November 30, 2010, expenses of $47,678 and $16,265 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2013	$47,462
November 30, 2013	$63,943

5. Distribution and Shareholder Servicing Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class J shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of the Fund’s average daily net assets of Class I shares is payable to other financial institutions for shareholder servicing. During the six months ended November 30, 2010, the Fund accrued expenses of $5,843 pursuant to the 12b-1 Plan. As of November 30, 2010, the Distributor was owed fees of $4,035.

6. Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund. Fees for these services are calculated in accordance with the executed agreements. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

7. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	SIX MONTHS
	ENDED
	NOV. 30, ‘10	PERIOD ENDED
	(UNAUDITED)	MAY 31, ‘10(1)
Class J Shares
Shares sold	263,554	416,871
Shares issued to
holders in reinvestment
of dividends	1,766	—
Shares redeemed	(44,377)	(6,736)
Net increase	220,943	410,135

Class I Shares
Shares sold	54,229	139,680
Shares issued to
holders in reinvestment
of dividends	686	—
Shares redeemed	(1,005)	—
Net increase	53,910	139,680

(1)	The Fund commenced operations on March 31, 2010.

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2010, were $7,850,753 and $5,126,348, respectively. For the six months ended November 30, 2010, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2010, Pershing, LLC, for the benefit of its customers, held 85.2% of the Fund’s outstanding shares.

10. Line of Credit

At November 30, 2010, the Fund had a line of credit in the amount of $1,000,000. This line of credit is intended to provide short- term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, U.S. Bank, N.A. During the period ended November 30, 2010, the Fund borrowed on the line of credit on eleven days, with an average borrowing on those days of $58,545.

11. Results of Shareholder Meeting

A Special Meeting of Shareholders of the Fund was held November 10, 2010 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on September 1, 2010. At the Special Meeting, shareholders were asked to approve the following:

To approve an Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund

The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against	Abstained
584,527	0	11,672

14

Jensen Value Fund

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

  information we receive about you on applications or other forms;

  information you give us orally; and

  information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

15

Jensen Value Fund

Expense Example – November 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010 – November 30, 2010).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

Jensen Value Fund – Class J

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, ‘10	NOVEMBER 30, ‘10	JUNE 1, ‘10 – NOVEMBER 30, ‘10
Actual	$1,000.00	$1,056.60	$6.44
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Value Fund – Class I

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, ‘10	NOVEMBER 30, ‘10	JUNE 1, ‘10 – NOVEMBER 30, ‘10
Actual	$1,000.00	$1,057.10	$5.67
Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

16

Jensen Value Fund

Additional Information (Unaudited)

1. BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on July 20, 2010 for the approval of a new Investment Advisory Agreement (the “Agreement”) between the Jensen Value Fund (the “Fund”), a series of the Trust, and Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”). The purpose for the approval of the Agreement was to retain the Adviser following a change in control of the Adviser, under the meaning of the Investment Company Act of 1940, as amended, which is expected to occur on February 28, 2011. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the performance of the Fund while managed by the Adviser; (3) the fact that there are no material differences between the terms of the Agreement and the terms of the prior investment advisory agreement between the Adviser and the Trust, on behalf of the Fund; (4) the fact that the Adviser is retaining the Fund’s current portfolio managers to continue managing the Fund, as well as the fact that the Fund will benefit from the depth of investment talent and resources of the Adviser; (5) the fact that the fee structure under the Agreement will be identical to the fee structure under the prior investment advisory agreement and that the Adviser has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant. The Trustees also evaluated the Agreement in light of information they had requested and received from the Adviser prior to the July 20, 2010 meeting, as well as information provided by Mr. Robert McIver, President and Principal, and Mr. Robert Zagunis, Vice President and Principal, of the Adviser, at a meeting of the Trustees held on January 18, 2010.

Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term of two years, subject to the approval of the Agreement by at least a majority of the Fund’s shareholders.

Discussion of Factors Considered

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the Adviser’s investment committee, who would continue to manage the Fund’s investment portfolio, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance procedures and the information provided by the Adviser. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees also considered information presented by Mr. Zagunis regarding the Adviser’s investment process. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2. Investment Performance of the Fund and the Adviser.

The Trustees discussed the Fund’s overall performance by the Adviser for the period ended May 31, 2010 since the inception of the Fund on March 31, 2010. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the since-inception performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Value Index. The Trustees also reviewed information on the historical performance of other accounts managed by the Adviser that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of the Adviser with different investment strategies. The Trustees noted that the Fund’s performance was only slightly below that

17

Jensen Value Fund

of its benchmark index. The Trustees also noted that the Fund’s recent performance was generally in line with the performance of the other accounts managed by the Adviser that were similar to the Fund in terms of investment strategy. After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered data relating to the cost structure of the Fund relative to a peer group of multi-cap value funds, as compiled by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices.

The Trustees noted that the Fund’s contractual management fee of 0.75% was higher than the peer group average of 0.70%, but lower than the high end of the peer group. The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.25% and 1.10% for Class J shares and Class I shares, respectively, were within the range of total expense ratios of the Fund’s peer group and fell below the peer group average. The Trustees then compared the fees paid by the Fund to the fees paid by the Adviser’s separately-managed accounts, noting that the management fees were comparable. The Trustees concluded that the Fund’s expenses and advisory fees payable to the Adviser were fair and reasonable in light of the comparative performance and expense management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

4. Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees concluded that the Adviser’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the allocation of brokerage by the Adviser with respect to the Fund, noting that the Adviser does not currently obtain brokerage or research services through the allocation of brokerage. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

18

Jensen Value Fund

2. AVAILABILITY OF PROXY VOTING INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

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Jensen Value Fund

Independent Trustees

				NUMBER OF
		TERM OF	PRINCIPAL	PORTFOLIOS	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION(S)	IN TRUST	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING THE PAST	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE TRUST	TIME SERVED	FIVE YEARS	BY TRUSTEE	TRUSTEE

Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–Present); Associate Professor of Accounting, Marquette University (1996–2004).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1986–Present); Director, Flight Standards and Training (1990–1999).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–Present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	26	Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent
Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment
					companies).

20

Jensen Value Fund

Interested Trustee and Officers

NUMBER OF
		TERM OF	PRINCIPAL	PORTFOLIOS	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION(S)	IN TRUST	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING THE PAST	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE TRUST	TIME SERVED	FIVE YEARS	BY TRUSTEE	TRUSTEE

Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	26	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present); UMB Investment Services Group (2000–2004).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 63	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–Present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–Present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–Present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

21

JENSEN
INVESTMENT
MANAGEMENT®

Investment Adviser

Jensen Investment Management, Inc.
5300 Meadows Road
Suite 250
Lake Oswego, OR 97035
800.992.4144
www.jenseninvestment.com

Fund Administrator, Transfer Agent, and Fund Accountant

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145

Distributor

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/	Joseph Neuberger
Joseph Neuberger, President

Date	February 4, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/	Joseph Neuberger
Joseph Neuberger, President

Date	February 4, 2011

By (Signature and Title)	/s/	John Buckel
John Buckel, Treasurer

Date	February 4, 2011
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